UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 22, 2020 (April 16, 2020)

KLX Energy Services Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38609	36-4904146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Corporate Center Way, Wellington, Florida (Address of principal executive offices)	33414-2105 (Zip Code)

Registrant’s telephone number, including area code: (561) 383-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following disclosure is responsive to Items 5.02(b), (c), (d) and (e).

Amin J. Khoury resigned from his positions of Chairman of the Board, President and Chief Executive Officer of KLX Energy Services Holdings, Inc. (the “Company”) for personal family health reasons, effective on May 1, 2020. Mr. Khoury will continue to be a member of the Board of Directors (the “Board”) and serve as a consultant to the Company following his resignation, pursuant to an amended consulting agreement, for which he will be paid a monthly fee of $10,000. Upon the effectiveness of his resignation as President and Chief Executive Officer, Mr. Khoury will receive a lump-sum payment of $2,000,000 and his unvested restricted stock awards will vest. Mr. Khoury informed the Board of his decision to resign on April 16, 2020 and submitted his resignation letter on April 19, 2020.

The Board appointed Thomas P. McCaffrey, currently Senior Vice President and Chief Financial Officer, to the position of President and Chief Executive Officer, effective May 1, 2020. Mr. McCaffrey and the Company entered into a new employment agreement, dated April 19, 2020, which will become effective on May 1, 2020. Pursuant to the employment agreement, Mr. McCaffrey will receive an annual base salary of $500,000, with a target bonus opportunity equal to 100% of such annual base salary. He will be entitled to receive a lump sum payment equal to two times the sum of his annual base salary and target bonus upon termination of his employment under certain circumstances.

The Board appointed John T. Collins to the position of Chairman of the Board, effective on May 1, 2020.

On April 21, 2020, Peter V. Del Presto resigned from the Board for personal reasons. On April 22, 2020, the Board elected Mr. McCaffrey as a member of the Board to replace Mr. Del Presto as a Class III director. Mr. McCaffrey will not receive any compensation for service as a member of the Board. There are no family relationships between Mr. McCaffrey and any director or executive officer of the Company. Biographical information for Mr. McCaffrey is included the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, filed with the Securities and Exchange Commission on March 24, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2020

KLX ENERGY SERVICES HOLDINGS, INC.

By:	/s/ Thomas P. McCaffrey
	Name:	Thomas P. McCaffrey
	Title:	Senior Vice President and Chief Financial Officer